PRUDENTIAL WORLD FUND, INC.

Prudential Jennison Global Infrastructure Fund

Supplement dated June 26, 2014 to the Prospectus, Summary Prospectus and Statement of Additional Information dated September 24, 2013

Effective as of July 14, 2014, Brannon P. Cook will join Shaun Hong and Ubong Edemeka as a portfolio manager for the Fund. To reflect this change, the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (SAI) are hereby changed as follows:

I.	In the section of the Prospectus and Summary Prospectus entitled Fund Summary—Management of the Fund, the following is hereby added to the table found in this section:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Brannon P. Cook	Managing Director	July 2014

II.	In the section of the Prospectus entitled How the Fund is Managed—Portfolio Managers, the following professional biography for Mr. Cook is hereby added:

Brannon P. Cook is a Managing Director of Jennison, which he joined in May 2008. Previously, Brannon was with JPMorgan Chase for eight years, where he was a vice president and senior analyst covering transportation and industrial companies. Before moving to equity research, Brannon worked at JPMorgan Chase as an analyst within the mergers and acquisitions group, where he assessed potential merger feasibility and valuation. Brannon received his BS in business administration from Washington and Lee University.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Brannon P. Cook	0/$0	0/$0	0/$0	None

IV.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Compensation & Conflicts Policies, the following hereby replaces the section entitled Jennison Associates LLC/Compensation:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following primary quantitative factor is reviewed for Shaun Hong, and Ubong “Bobby” Edemeka, portfolio managers for the Global Infrastructure Fund:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio managers in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
-	Performance for the composite of accounts that includes Prudential Jennison Global Infrastructure Fund managed by Mr. Hong and Mr. Edemeka is measured against the S&P Global Infrastructure Index.

The following primary quantitative factor is reviewed for Brannon Cook, portfolio manager for the Global Infrastructure Fund:

•	The investment professional’s contribution to client portfolio’s pre-tax one-and three-year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
-	Performance for the composite of accounts that includes the Global Infrastructure Fund managed by the portfolio Mr. Cook is measured against S&P Global Infrastructure Index.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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